                 FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER


         FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of April 13, 2000 (this "Amendment"), to the Credit Agreement dated as of June 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among DONNKENNY APPAREL, INC. a Delaware corporation ("DKA"), BELDOCH INDUSTRIES CORPORATION, a Delaware corporation ("BIC"; together with DKA, and severally, the "Borrowers"), the Guarantors party thereto, the Lenders party thereto and THE CIT GROUP/COMMERCIAL SERVICES, INC. as agent for the Lenders (in such capacity, the "Agent").

         The Borrowers, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement.

         The Borrowers have requested that the Lenders waive existing Events of Default under the Credit Agreement and amend certain provisions of the Credit Agreement.

         The Lenders are willing to waive such existing Events of Default and make such amendments to the Credit Agreement upon the terms and subject to the conditions set forth in this Amendment.

         Accordingly, in consideration of the mutual agreements set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Credit Agreement.

         2. Waiver of Events of Default. The Borrowers have failed to: (a) prepay, as required by Section 2.09(c) of the Credit Agreement, the amount by which the Revolving Credit Loans exceeded Availability during the End of Month Period for March 2000, and (b) perform the negative covenant set forth in Sections 7.10 (Minimum Interest Coverage Ratio), 7.11 (EBITDA) and 712A (Tangible Net Worth) of the Credit Agreement for the quarterly period ending March 31, 2000; as a result of which Events of Default (collectively, the "Subject Defaults") have occurred and are continuing under Articles VIII(b) and VIII(d)of the Credit Agreement. In response to the Borrowers' request for a waiver of the Subject Defaults, Lenders hereby waive the Subject Defaults, provided, however, that nothing contained in this Amendment shall be construed to limit, impair or otherwise affect any rights of Lenders in respect of future noncompliance with any covenant, term or provision of the Credit Agreement or of any of the other Loan Documents.

         3. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

                  (a) Availability Reserves. The following is added as a defined term:

                  "'Availability Reserves'" shall mean, as of any date of determination, such amounts as Agent may from time to time establish and revise in good faith reducing the amount of Revolving Credit Loans and Letters of Credit which would otherwise be available to Borrowers under the Borrowing Base provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value,
                  (ii) the assets, business or prospects of either Borrower or any other Loan Party or (iii) the security interests and other rights of Lenders in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Agent's good faith belief that any collateral report or financial information furnished by or on behalf of Borrowers is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which Agent determines in good faith constitutes a Default or an Event of Default."

                  (b) Interest Rate. The definition of "Interest Rate" is amended as follows:

                           (i) the initial portion of the definition of
                  "Interest Rate" that precedes "and, as to Eurodollar Rate Loans..." is hereby amended in its entirety to read as follows:

                           ""Interest Rate" shall mean as to Prime Rate Loans, a
                  rate of one and one-half (1.5%) percent in excess of the Prime Rate...", and

                           (ii) the initial portion of the proviso contained in
                  such definition is hereby amended by adding thereto, immediately after "provided that", the following:

                           "(x) if no Overadvance exists during the period
                  commencing November 1, 2000 through and including December 31, 2000, then, from and after January 1, 2000, the Interest Rate shall mean as to Prime Rate Loans a rate of one (1.00%) percent in excess of the Prime Rate, and (y)[the Interest Rate shall be increased by two (2.00%) percent...]"

                  (c) Overadvance. "Overadvance" shall have the meaning assigned to such term in Section 2.01(c) hereof.

                  (d) Overadvance Amount. The definition of "Overadvance Amount" is deleted in its entirety.

         4. Elimination of Eurodollar Rate Loan Option. Notwithstanding anything to the contrary contained in the Credit Agreement or in any of the other Loan Documents, from and after the date this Amendment becomes effective pursuant to
Section 14 below, Borrowers shall have no right to request or receive, and Agent and Lenders shall not make, any Eurodollar Rate Loans.

         5. Amendment of Schedules 2.01(a) and 2.01(b). Schedule 2.01(a) Term Loan Commitment and Schedule 2.01(b) Revolving Credit Commitments are hereby amended and restated in their entirety effective October 6, 1999 as set forth in the form of Schedule 2.01(a) and Schedule 2.01(b) attached hereto.

         6. Amendment of Section 2.01(b). Section 2.01(b) of the Credit Agreement is hereby amended as follows:

                  (a) The phrase "plus (iii) the Overadvance Amount as of the date of determination" is deleted from the second sentences of the first paragraph thereof.

                  (b) The phrase "except as otherwise set forth in Section 2.01(c)", is inserted in the fourth line of the second paragraph thereof after "that" and before "no".

                  (c) As a result of the amendments to Section 2.01(b) made by clauses (a) and (b) immediately above, Section 2.01(b) is amended and restated in its entirety to read as follows:

                           "(b) Subject to the terms and conditions and relying
                  upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to, and through the Agent open Letters of Credit for the benefit of, the Borrowers, at any time and from time to time from the date hereof to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in
                  Schedule 2.01(b) annexed hereto. Notwithstanding the foregoing, the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrowers shall not exceed (1) the lesser of (A) the Total Revolving Credit Commitment and (B) an amount equal to the total of (i) up to ninety percent (90%) of the Net Amount of Eligible Receivables plus (ii) the sum of (I) up to sixty percent (60%) of the Net Amount of Eligible Inventory plus (II) up to sixty percent (60%) of the undrawn amount of all outstanding Letters of Credit for the importation of finished goods inventory consigned to the Agent as of the date of determination (not to exceed $37,000,000 at any time) minus (iii) any Availability Reserves (the amount determined pursuant to this clause (B) referred to herein as the "Borrowing Base"), minus (2) the Letter of Credit Usage at such time (not to exceed $35,000,000 at any time). In no event, however, shall the sum of (i) the principal amount of the Term Loan outstanding at any time plus
                  (ii) the aggregate principal amount of Revolving Credit Loans outstanding at any time exceed $75,000,000. In addition to and not in limitation of the foregoing limitations with respect to Revolving Credit Loans outstanding at any time to Borrowers, and notwithstanding anything to the contrary contained in this Section 2.01(b), the aggregate principal amount of Revolving

                  Credit Loans outstanding at any time to Borrowers solely with respect to Eligible Receivables and Eligible Inventory shall not exceed an amount equal to the total amount of Revolving Credit Loans then available based upon the immediately preceding clauses (B)(i) and (B)(ii)(I). The Borrowing Base will be computed daily and a compliance certificate from a Responsible Officer of the Borrowers presenting its computation will be delivered to the Agent in accordance with
                  Section 6.05 hereof.

                           Subject to the foregoing and within the foregoing
                  limits, the Borrowers may borrow, repay (or, subject to the provisions of Section 2.09 hereof, prepay) and reborrow Revolving Credit Loans, on and after the date hereof and prior to the Revolving Credit Termination Date, subject to the terms, provisions and limitations set forth herein, including without limitation, the requirement that, except as set forth in Section 2.01(c), no Revolving Credit Loan shall be made hereunder if the amount thereof exceeds the Availability outstanding at such time."

         The Agent has reviewed the business plan of Borrowers, dated April 6, 2000, as delivered by Borrowers to Agent in contemplation of the making of this Amendment, including the amounts of the Overadvances detailed therein which are necessary to achieve such business plan, and the Agent has been advised by Borrowers that, in order to achieve the business plan, Borrowers will require Overadvances pursuant to Section 2.01(c), as detailed in such business plan.

         7. Addition of Section 2.01(c). The Credit Agreement is hereby amended by adding Section 2.01(c) thereto immediately following Section 2.01(b), as follows:

                           "(c) Notwithstanding anything to the contrary
                  contained in this Agreement or any of the other Loan Documents (including, without limitation, the last paragraph of Section 6(c) of the Fourth Amendment and Waiver, dated as of April 3. 2000, executed among Borrowers, Guarantors, Agent and Lenders), at the request of the Borrowers, the Agent may, in its sole discretion, subject to the Total Revolving Credit Commitment, make Revolving Credit Loans and issue Letter of Credit Guarantees to the Borrowers on behalf of the Lenders in excess of the Availability ("Overadvance"), which Overadvance shall be repayable on demand, provided, that, the aggregate amount of any such Overadvance which the Agent may make without the consent of all of the Lenders shall not exceed $9,700,000. Each Lender shall be obligated to pay the Agent the amount of its ratable share of any such additional Revolving Credit Loans or Letter of Credit Guaranties. Any Overadvance not repaid on demand shall, without waiving any Event of Default which has occurred thereby, bear interest at the applicable Interest Rate. The making of an Overadvance by the Agent shall in no way limit, waive or otherwise affect the Agent's right with respect to the making of any additional Overadvance."

         8. Amendment of Schedule 2.02. Schedule 2.02 Domestic Lending Offices is hereby amended and restated in its entirety as set forth in the form of
Schedule 2.02 attached hereto.

         9. Amendment of Section 2.09(c). The first sentence of Section 2.09(c) is amended and restated in its entirety to read as follows:

                           "(c) In addition to and not in limitation of the
                  provisions contained in Section 2.01(c), upon demand by the Agent, the Borrowers shall make prepayments of the Revolving Credit Loans such that the Availability equals or exceeds zero."

         10. Amendment of Section 7.10. Section 7.10 of the Credit Agreement is amended in its entirety to read as follows:

                           "Section 7.10 Minimum Interest Coverage Ratio. Permit
                  the Interest Coverage Ratio of the Parent and its Subsidiaries on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                  Quarterly Period Ending        Minimum Interest Coverage Ratio
                  -----------------------        -------------------------------

                  June 30, 2000                                   N/A

                  September 30, 2000                        0 to 1.00

                  December 31, 2000                         1.35 to 1.00"

         11. Amendment of Section 7.11. Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 7.11 EBITDA. Permit EBITDA of the Parent and
                  its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:

                  Quarterly Period Ending                EBITDA
                  -----------------------                ------

                  June 30, 2000                        ($1,650,000)
                  September 30, 2000                      $130,000
                  December 31, 2000                     $4,330,000

         12. Amendment of Section 7.12A. Section 7.12A of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 7.12A Tangible Net Worth. Permit the
                  Tangible Net Worth of the Parent and its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis as of the end of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:

                  Quarterly Period Ending           Tangible Net Worth
                  -----------------------           ------------------
                  June 30, 2000                         $6,000,000
                  September 30, 2000                    $8,000,000
                  December 31, 2000                    $10,200,000




         13. Amendment Fee. In consideration of the waiver of the Subject Defaults and the amendments to the Credit Agreement as set forth herein, Borrowers shall pay to Agent, for the benefit of Lenders, or Agent, at its option, may charge the account(s) of Borrowers maintained by Agent an amendment fee in the amount of $75,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

         14. Representations and Warranties. Borrowers hereby represent and warrant to Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true on and as of the date hereof, as if made on and as of the date hereof, after giving effect to this Amendment, except to the extent that any such representation or warranty expressly relates to a prior date, and breach of any of the representations and warranties made in this paragraph 13 shall constitute and Event of Default under Article VIII(a) of the Credit Agreement. Borrowers further represent and warrant that, after giving effect to this Amendment, no Event of Default or event which, with the lapse of time or the giving of notice or both, would become an Event of Default has occurred and is continuing.

         15. Effectiveness. This Amendment shall become effective on the date Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

         16. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a consent to any further or future action on the part of either of the Borrowers that would require consent of Lenders. Except as expressly amended by this Amendment, the provisions of the Credit Agreement are and shall remain in full force and effect.

         17. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of law principles thereof).

         18. Counterparts; Facsimile Signature. This Amendment may be executed in counterparts, each of which shall constitute and original and all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be effective as delivery of a manually executed signature page hereto.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                          DONNKENNY APPAREL, INC., as a Borrower and a Guarantor

                          By:                       /s/  Beverly Eichel
                          ------------------------------------------------------

                          Name:                     Beverly Eichel
                          ------------------------------------------------------

                          Title:                    EVP, CFO
                          ------------------------------------------------------

                          BELDOCH INDUSTRIES CORPORATION, as a Borrower and a Guarantor

                          By:                       /s/  Beverly Eichel
                          ------------------------------------------------------

                          Name:                     Beverly Eichel
                          ------------------------------------------------------

                          Title:                    EVP, CFO
                          ------------------------------------------------------

                          CHRISTIANSBURG GARMENT COMPANY, INCORPORATED a Guarantor

                          By:                       /s/  Beverly Eichel
                          ------------------------------------------------------

                          Name:                     Beverly Eichel
                          ------------------------------------------------------

                          Title:                    EVP, CFO
                          ------------------------------------------------------

                          H SQUARED DISPOSITIONS, INC., as a Guarantor

                          By:                       /s/  Beverly Eichel
                          ------------------------------------------------------

                          Name:                     Beverly Eichel
                          ------------------------------------------------------

                          Title:                    EVP, CFO
                          ------------------------------------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUE FROM PREVIOUS PAGE]





                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent

                          By:                       /s/  Kevin J. Winsch
                          ------------------------------------------------------

                          Name:                     Kevin J. Winsch
                          ------------------------------------------------------

                          Title:                    Vice President
                          ------------------------------------------------------

                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

                          By:                       /s/  Kevin J. Winsch
                          ------------------------------------------------------

                          Name:                     Kevin J. Winsch
                          ------------------------------------------------------

                          Title:                    Vice President
                          ------------------------------------------------------

                          CENTURY BUSINESS CREDIT CORPORATION, as a Lender

                          By:                       /s/  Steven A. Stone
                          ------------------------------------------------------

                          Name:                     Steven A. Stone
                          ------------------------------------------------------

                          Title:                    Senior Vice President
                          ------------------------------------------------------

                                SCHEDULE 2.01(a)

                              Term Loan Commitments

                                       Term Loan       Percentage of Total Term
         Lender                        Commitment(1)        Loan Commitment
         ------                        ----------      --------------------

The CIT Group/Commercial               $2,200,000              73.33%
 Services, Inc.
1211 Avenue of the Americas
New York, New York 10036
Attn: Lisa Murakami

Century Business Credit Corporation    $800,000                26.66%
119 West 40th Street
New York, New York 10018
Attn: Steven Stone


--------
1 Based on outstanding principal balance of the Term Loan as of the Closing
  Date.

                                SCHEDULE 2.01(b)

                          Revolving Credit Commitments

                                                            Percentage of Total
                                         Revolving Credit     Revolving Loan
         Lender                             Commitment           Commitment
         ------                             ----------           ----------

The CIT Group/Commercial                   $55,000,000             73.33%
 Services, Inc.
1211 Avenue of the Americas
New York, New York 10036
Attn: Lisa Murakami

Century Business Credit Corporation        $20,000,000             26.66%
119 West 40th Street
New York, New York 10018
Attn: Steven Stone

                                  SCHEDULE 2.02

                            Domestic Lending Offices

              Lender                     Domestic Lending Office
              ------                     -----------------------

The CIT Group/Commercial Service, Inc.   The CIT Group/Commercial Service, Inc.
                                         1211 Avenue of the Americas
                                         New York, New York 10036
                                         Attn: Lisa Murakami

Century Business Credit Corporation      Century Business Credit Corporation
                                         119 West 40th Street
                                         New York, New York 10018
                                         Attn: Steven Stone